UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2017

Icagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54748	20-0982060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Emperor Blvd., Suite
350 Research Triangle Park,

Durham, NC 27703

(Address of principal executive offices)

(zip code)

(919) 941-5206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Employment Agreement

On June 19, 2017, Icagen, Inc. (the “Company”) entered into a four-year employment agreement with Douglas Krafte, Ph.D. (the “Employment Agreement”), pursuant to which Dr. Krafte is entitled to an annual base salary of $285,000 and will be eligible for an annual discretionary performance bonus payments of up to 35% of his base salary payable in cash, which bonus, if any, will be awarded in the sole and absolute discretion of the Company’s board of directors and the compensation committee of the board of directors.  Dr. Krafte will continue to be engaged as the Company’s Chief Scientific Officer

The Employment Agreement also includes confidentiality obligations, inventions assignments by Dr. Krafte and non-compete and non-solicitation provisions.

If Dr. Krafte’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however , that if his employment is terminated at any time after July 1, 2017 by the Company without Just Cause (as defined in the Employment Agreement) or by Dr. Krafte for Good Reason (as defined in the Employment Agreement) then in addition to paying the Accrued Obligations; the Company shall continue to pay Dr. Krafte his then-current base salary and continue to provide benefits to Dr. Krafte at least equal to those which he had at the time of termination for a period of nine months after termination.

The information contained in this Item 1.01 regarding the Employment Agreement is qualified in its entirety by reference to a copy of the Employment Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 10.1	Employment Agreement, dated June 19, 2017 by and between Douglas Krafte, Ph.D. and Icagen, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2017	ICAGEN, INC.

	By:	/s/ Mark Korb
	Name:	Mark Korb
	Title:	Chief Financial Officer

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